Trade and other receivables	12 Months Ended
Jan. 31, 2019
Trade and other receivables [abstract]
Trade and other receivables
Trade and other receivables

	January 31, 2019	January 31, 2018
	£000	£000
Trade receivables	1,656	—
Other receivables	3,847	3,600
Prepayments	7,433	6,498
Accrued income	611	1,036
	13,547	11,134

Trade receivables consist of amounts outstanding from Sarepta at January 31, 2019.
Included within prepayments is £6.8 million of prepayments relating to research and development expenditure. These amounts are determined based on the estimated costs to complete each study or activity, the estimation of the current stage of completion and the invoices received. The key sensitivity is the estimated current stage of completion of each study or activity. If the estimated stage of completion increased by 5% then the aggregate increase in accruals and decrease in prepayments would result in an overall increase in total research and development expenses of £1.0 million. If the estimated stage of completion decreased by 5% then the aggregate decrease in accruals and increase in prepayments would result in an overall decrease in total research and development expenses of £1.2 million.